EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 4 dated as of July 14, 2026 (this “Agreement”) to the Revolving Credit Agreement dated as of September 16, 2016, as amended as of October 26, 2016, as amended and restated as of November 14, 2017, as amended and restated as of November 21, 2018, as amended as of August 16, 2019, as amended as of April 21, 2020, as amended as of June 24, 2020, as amended as of March 4, 2021, as amended and restated as of June 27, 2022, as amended on January 17, 2024, as amended on August 4, 2025 and as amended on May 4, 2026 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among ALCOA CORPORATION, a Delaware corporation (“Holdings”), ALCOA NEDERLAND HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Borrower”), the several banks and other financial institutions or entities from time to time party as Lenders and Issuers thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, except as otherwise expressly set forth herein.

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein;

WHEREAS, the Lenders and Issuers party hereto (which constitute the Required Lenders (as such term is defined in the Existing Credit Agreement)) and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.
Rules of Interpretation. The rules of interpretation set forth in Section 1.02(a) of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.
[Reserved].
SECTION 3.
Amendment to the Existing Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the Amendment No. 4 Effective Date (as defined below), clause (g) of Article VII of the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

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(g) any event or condition occurs that results in any Material Indebtedness becoming due or being terminated or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity or that enables or permits (with all applicable grace periods in respect of such event or condition under the documentation representing such Material Indebtedness having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf, or, in the case of any Hedging Agreement, the applicable counterparty, to cause such Material Indebtedness to become due, or to terminate such Material Indebtedness or require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due as a result of the voluntary sale, transfer or other disposition of the assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), ~~or~~ (ii) any Indebtedness that becomes due as a result of a voluntary refinancing thereof permitted under Section 6.01 (Indebtedness; Certain Equity Securities), (iii) (a) any repurchase, prepayment, defeasance or redemption, or any offer therefor, of any Indebtedness of any Person acquired by Holdings, the Borrower or any Restricted Subsidiary, required to be made solely as a result of a “change of control” of such Person as a result of the consummation of such acquisition and (b) any mandatory prepayment or termination of commitments in respect of any bridge or other interim credit facility or term loan facility, in each case, required to be made with the proceeds of any other Indebtedness incurred by Holdings, the Borrower or any Restricted Subsidiary or the proceeds of any dispositions of assets of, or issuance of equity interests by, Holdings, the Borrower or any Restricted Subsidiary (in the case of subclauses (iii)(a) and (b) so long as any such Indebtedness is repurchased, prepaid or redeemed or terminated in accordance with and as required by the terms of such Indebtedness) or (iv) any repurchase, repayment, defeasance or redemption, or any offer therefor, of any Indebtedness of Holdings, the Borrower or any Restricted Subsidiary incurred to finance, in whole or in part, an acquisition and any related transactions required to be made pursuant to a “special mandatory redemption” provision (or other similar provision) as a result of such acquisition not having been consummated (so long as any such Indebtedness is repurchased, prepaid or redeemed or terminated in accordance with and as required by the terms of such Indebtedness);

SECTION 4.
Effectiveness of this Agreement. This Agreement and the amendments set forth in Section 3 hereof shall become effective on the first date (the “Amendment No. 4 Effective Date”) on which each of the following conditions shall have been satisfied:
(a)
The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrower, the Required Lenders and the Administrative Agent.
(b)
The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment No. 4 Effective

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Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.
(c)
At the time of and immediately after giving effect to this Agreement, no Event of Default or Default shall have occurred and be continuing.
(d)
The Administrative Agent shall have received all reasonable and documented out-of-pocket expenses in connection with this Agreement to the extent required under Section 9.05 of the Credit Agreement.
SECTION 5.
Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders:
(a)
This Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and each other Loan Party party hereto, and each of this Agreement and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and each other Loan Party party hereto enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.
(b)
The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment No. 4 Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.
(c)
At the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.
SECTION 6.
Counterparts; Amendments. (a) This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.
(b)
The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New

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York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act. Each party hereto executing this Agreement through electronic means hereby represents and warrants that it has the corporate capacity and authority to execute this Agreement through electronic means and that there are no restrictions for doing so in such party’s organizational documents.
SECTION 7.
Credit Agreement. Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Existing Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment No. 4 Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Amended Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(b)
For the avoidance of doubt, the parties hereto agree that, to the extent that any amendment made to the Existing Credit Agreement in accordance with Section 3 of this Agreement shall constitute a novation within the meaning of Article 1271 et seq. of the Luxembourg Civil Code, then, notwithstanding any such novation, all the rights of the Secured Parties against the Loan Parties with respect to guarantees shall be maintained in accordance with Article 1278 of the Luxembourg Civil Code.
SECTION 8.
Applicable Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
(b)
EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
(c)
Notwithstanding paragraph (a) of this Section, if any Dutch Loan Party is represented by an attorney in connection with the signing and/or execution of this Agreement (including by way of accession to this Agreement), any other Loan Document, or any other agreement, deed or document referred to in, or made pursuant to, any Loan Document, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

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SECTION 9.
Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.
SECTION 10.
Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ALCOA CORPORATION
By
/s/ Louis Langlois
Name: Louis Langlois
Title: Senior Vice President, Treasury and Capital Markets

ALCOA NEDERLAND HOLDING B.V.
By
/s/ Louis Langlois
Name: Louis Langlois
Title: Managing Director

ALCOA Global HOLDING B.V.
By
/s/ Louis Langlois
Name: Louis Langlois
Title: Managing Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually as a Lender, as an Issuer and as Administrative Agent
By
/s/ James Shender
Name: James Shender
Title: Managing Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Bank of America, N.A., as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ Oscar D. Cortez
Name: Oscar D. Cortez
Title: Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Citibank, N.A., as a Lender and an Issuer

By
/s/ Sumeet Singal
Name: Sumeet Singal
Title: Vice President

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

MORGAN STANLEY BANK AG, as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ Stephen Adams
Name: Stephen Adams
Title: Executive Director

By
/s/ Mira Mittag
Name: Mira Mittag
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

UBS AG, Stamford Branch, as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ Blake Caruso
Name: Blake Caruso
Title: Director

By
/s/ Andrea Moore
Name: Andrea Moore
Title: Associate Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By
/s/ Cara Younger
Name: Cara Younger
Title: Managing Director

By
/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

BANCO BRADESCO S.A., NEW YORK BRANCH, as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ 128268 Sonia C.I.A. Bettencourt
Name: 128268 Sonia C.I.A. Bettencourt
Title: CPF: 134.281.708-73

By
/s/ Roberto Diniz
Name: Roberto Diniz
Title: CPF: 335.459.178-19

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

BNP PARIBAS, as a Lender and an Issuer

By
/s/ Denise Chow
Name: Denise Chow
Title: Managing Director

By
/s/ Marc Pennont
Name: Marc Pennont
Title: Vice President

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Goldman Sachs Bank USA, as a Lender and an Issuer

By
/s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

ING BANK N.V., DUBLIN BRANCH, as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ Rory Fitzgerald
Name: Rory Fitzgerald
Title: Director

For institutions that require a second

signature:

By
/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

MUFG Bank, LTD., as a Lender

By
/s/ Richard Ferrara
Name: Richard Ferrara
Title: Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION as a Lender and an Issuer

By
/s/ Thomas Magness
Name: Thomas Magness
Title: Vice President

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ Minxiao Tian
Name: Minxiao Tian
Title: Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

TRUIST BANK, as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ William Rutkowski
Name: William Rutkowski
Title: Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Australia and New Zealand Banking Group Limited as a Lender

By
/s/ Robert Grillo
Name: Robert Grillo
Title: Executive Director

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Bank of Montreal Europe plc, as a Lender

By
/s/ Jim Barry
Name: Jim Barry
Title: Managing Director, Corporate Banking

By
/s/ Ciaran Gallagher
Name: Ciaran Gallagher
Title: Head of Financial Reporting

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Royal Bank of Canada, as a Lender

By
/s/ Zeeshan Boolani
Name: Zeeshan Boolani
Title: Director, Corporate Client Group – Finance

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Santander Bank, N.A., as a Lender

By
/s/ Jose Gutierrez
Name: Jose Gutierrez
Title: SVP

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By
/s/ Yipeng Zhang
Name: Yipeng Zhang
Title: Senior Vice President

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

WESTPAC BANKING CORPORATION, as a Lender (with any Lender that is also an Issuer signing both in its capacity as a Lender and an Issuer)

By
/s/ Richard Yarnold
Name: Richard Yarnold
Title: Tier II Attorney

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]